Exhibit 32.4

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Michael Gilligan, Principal Financial Officer of DB Commodity Services LLC, the Managing Owner of DB US Dollar Index Bullish Master Fund (the “Master Fund”), a series of DB US Dollar Index Master Trust, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Master Fund’s Quarterly Report on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Master Fund.

Dated: June 25, 2010	/s/ Michael Gilligan
Michael Gilligan
Principal Financial Officer

E-13